SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 1, 2003

(Date of earliest event reported)

LOGICVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31773	94-3166964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Metro Drive, Third Floor, San Jose, California	95110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 453-0146

Item 5.	Other Events.

On December 1, 2003, LogicVision, Inc. (the “Company”) announced the appointment of James T. Healy as the Company’s President and Chief Executive Officer. Mr. Healy will also join the Company’s board of directors. Mr. Healy will succeed the Company’s founder, Vinod K. Agarwal, who will remain as Executive Chairman and Chief Strategist.

Item 9.	Regulation FD Disclosure.

A copy of the press release issued on December 1, 2003, announcing the appointment of Mr. Healy as the Company’s President and Chief Executive Officer, is furnished herewith as Exhibit 99.1.

The information in this Item 9 and in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Item 9 and in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2003

LOGICVISION, INC.

By	/s/ Bruce M. Jaffe
Name:	Bruce M. Jaffe
Title:	Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated December 1, 2003